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                                                                 Exhibit (h)(15)


                            FORM OF REVISED EXHIBIT A
                    TO THE TRANSFER AGENCY SERVICES AGREEMENT

         THIS EXHIBIT A, dated as of December 28, 2006, is revised Exhibit A to that certain Transfer Agency Services Agreement dated as of April 1, 2000 between PFPC Inc. and Aston Funds (formerly known as ABN AMRO Funds).

                                   PORTFOLIOS

                    Aston/ABN AMRO Investor Money Market Fund
                       Aston/McDonnell Municipal Bond Fund
                           Aston/TCH Fixed Income Fund
                               Aston Balanced Fund
                           Aston/Optimum Mid Cap Fund
                           Aston/ABN AMRO Growth Fund
                      Aston/Veredus Aggressive Growth Fund
                        Aston/Veredus Select Growth Fund
                      Aston/Montag & Caldwell Balanced Fund
                       Aston/Montag & Caldwell Growth Fund
                           Aston/Veredus SciTech Fund
                        Aston/TAMRO Large Cap Value Fund
                           Aston/TAMRO Small Cap Fund
                         Aston/ABN AMRO Real Estate Fund
                                Aston Value Fund
                       ABN AMRO Treasury Money Market Fund
                      ABN AMRO Government Money Market Fund
                      ABN AMRO Tax-Exempt Money Market Fund
                           ABN AMRO Money Market Fund
                 ABN AMRO Institutional Prime Money Market Fund
                      Aston/TCH Investment Grade Bond Fund
                       Aston/ABN AMRO High Yield Bond Fund
                   Aston/River Road Dynamic Equity Income Fund
                      Aston/River Road Small Cap Value Fund
                       Aston/ABN AMRO Mid Cap Growth Fund
                        Aston/ABN AMRO International Fund
                        Aston/Optimum Opportunities Fund



ASTON FUNDS                              PFPC INC.


By: /s/ Gerald Dillenburg                By: /s/ Michael DeNofrio
   ---------------------------------        -----------------------------------

Title: Sr. V.P.                          Title: Ex. V.P.
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